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                                                                    Exhibit 10.3


                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Security Agreement") is made and entered into as of May 15, 2002 by BLOCK COMMUNICATIONS, INC., an Ohio corporation (the "Borrower" and a "Grantor"), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A SECURITY JOINDER AGREEMENT (each a "Guarantor" and a "Grantor", and collectively with the Borrower, the "Grantors"), and BANK OF AMERICA, N. A., a national banking association, as Administrative Agent (in such capacity, the "Administrative Agent") for each of the Lenders (as defined in the Credit Agreement (as defined below) and collectively with the Administrative Agent, the "Secured Parties") now or hereafter party to the Credit Agreement. All capitalized terms used but not otherwise defined herein or pursuant to Section 1 hereof shall have the respective meanings assigned thereto in the Credit Agreement.

                            W I T N E S S E T H:

      WHEREAS, the Secured Parties have agreed to provide to the Borrower certain term loan facilities and revolving credit facility with a letter of credit sublimit and swing line facility pursuant to the Credit Agreement dated as of May 15, 2002 by and among the Borrower, the Administrative Agent and the Lenders (as from time to time amended, revised, modified, supplemented, amended and restated or replaced, renewed, refunded or refinanced, the "Credit Agreement"); and

      WHEREAS, as collateral security for payment and performance of its Obligations, the Borrower is willing to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in all of its personal property and assets pursuant to the terms of this Security Agreement; and

      WHEREAS, each Guarantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement and each Guarantor is a party (as signatory or by joinder) to a Guaranty pursuant to which each Guarantor guarantees the Obligations of the Borrower; and

      WHEREAS, as collateral security for payment and performance by each Guarantor of its Guarantor's Obligations (as defined in the Guaranty to which such Guarantor is a party), and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party, each Guarantor is willing to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in all of its personal property and assets pursuant to the terms of this Security Agreement; and

      WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents unless the Borrower and the Guarantors enter into this Security Agreement;
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      NOW, THEREFORE, in order to induce the Secured Parties to enter into the
Loan Documents and to make Loans and issue Letters of Credit, and in further consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

      1. CERTAIN DEFINITIONS.

      (a) Terms used in this Security Agreement, not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the "UCC"), shall have such meanings.

      (b) "Qualifying Control Agreement" shall have the meaning set forth on
Schedule 1(a) hereto.

      (c) "Excluded Collateral" means (i) any cable television franchise or other license, permit or contract right awarded by a Governmental Authority as to which the applicable Grantor is prohibited from granting a security interest pursuant to the terms of such franchise, license, permit or contract or by applicable Law or as to which such assignment or pledge requires the prior approval or consent of any third party, including any Governmental Authority, provided that (A) to the extent that any such prohibition is rendered ineffective by the provisions of Article 9 of the applicable Uniform Commercial Code, any such franchise, license, permit or contract shall not constitute Excluded Collateral but shall be included hereunder as Collateral (as defined below), (B) upon the applicable Grantor obtaining all consents and giving all notices required under any such franchise, license, permit or contract, or any Law applicable thereto, then the affected asset shall automatically, without any further action on the part of any Person, cease to constitute Excluded Collateral and shall then and thereafter be included hereunder as Collateral,
(C) upon a change in any applicable Law such that there is no longer a prohibition on the grant of a security interest in any franchise, license, permit or contract, then the affected asset shall automatically, without any further action on the part of any Person, cease to constitute Excluded Collateral and shall then and thereafter be included hereunder as Collateral, and (D) the proceeds of any Disposition of any franchise, license, permit or contract that constitutes Excluded Collateral shall at all times constitute Collateral and shall not be a part of this definition of Excluded Collateral;
(ii) the ownership or equity interest of any Grantor in WAND (TV) Partnership, an Illinois partnership ("WAND"), to the extent the applicable Grantor is prohibited from granting a security interest pursuant to the terms of the partnership agreement under which WAND is created (the "WAND Partnership Agreement") without the prior approval or consent of the other partner in WAND, provided that (A) to the extent that any such prohibition is rendered ineffective by the provisions of Article 9 of the applicable Uniform Commercial Code, any such interest in WAND shall not constitute Excluded Collateral but shall be included hereunder as Collateral (as defined below), (B) if at any time the applicable Grantor obtains the consent required under the WAND Partnership Agreement with respect to any interest in WAND, then such interest in WAND shall automatically, without any further action on the part of any Person, cease to constitute Excluded Collateral and shall then and thereafter be included hereunder as Collateral, (C) upon an amendment to or other change in the WAND Partnership Agreement such that there is no longer a prohibition on the grant of a security interest in any interest in WAND, then such interest in WAND shall automatically, without any further action


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on the part of any Person, cease to constitute Excluded Collateral and shall then and thereafter be included hereunder as Collateral, and (D) the proceeds of any Disposition of any interest in WAND that constitutes Excluded Collateral shall at all times constitute Collateral and shall not be a part of this definition of Excluded Collateral; (iii) the securities set forth on Schedule 1(b) hereto, but only to the extent that, and so long as, such securities are not Subsidiary Securities and the owner of such securities is subject to a restriction specifically prohibiting the pledge or other grant of a security interest in such securities, and at any time that any prohibition shall cease to be in force or be unenforceable either by contract or operation of applicable Law, the applicable Grantor's interest in such security shall automatically, without any further action on the part of any Person, cease to constitute Excluded Collateral and shall then and thereafter be included hereunder as Collateral; and (iv) any other asset that is subject to a restriction on the granting of a security interest therein, to the extent that such restriction is permitted by Section 7.16 of the Credit Agreement, but only to the extent and so long as such restriction is in force and enforceable, and at any time that any such restriction shall cease to be in force or be unenforceable either by contract or operation of applicable Law, the applicable Grantor's interest in such asset shall automatically, without any further action on the part of any Person, cease to constitute Excluded Collateral and shall then and thereafter be included hereunder as Collateral.

      2. GRANT OF SECURITY INTEREST. The Borrower hereby grants as collateral security for the payment, performance and satisfaction of all of the Borrower's Obligations, and each Guarantor hereby grants as collateral security for the payment, performance and satisfaction of all of its Guarantor's Obligations (as defined in its Guaranty) and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party (all such obligations and liabilities of the Borrower and the other Grantors referred to collectively as the "Secured Obligations"), to the Administrative Agent for the benefit of the Secured Parties a continuing first priority security interest in and to, and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, all of the personal property of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including the following:

            (a) All accounts, and including accounts receivable, contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of or for services rendered or to be rendered by such Grantor, and all of such Grantor's rights with respect to any property represented thereby, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as "Accounts");

            (b) All inventory, including all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and



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      shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor's account (collectively referred to hereinafter as "Inventory");

            (c) All goods, including all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description, and all computer programs embedded in any of the foregoing and all supporting information relating to such computer programs (collectively referred to hereinafter as "Equipment");

            (d) All general intangibles, including all rights now or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all contracts or contract rights to perform or receive services, to purchase or sell goods, or to hold or use land or facilities, and to enforce all rights thereunder, all causes of action, corporate or business records, inventions, patents and patent rights, rights in mask works, designs, trade names and trademarks and all goodwill associated therewith, trade secrets, trade processes, copyrights, licenses, permits, franchises, customer lists, computer programs and software, all internet domain names and registration rights thereto, all internet websites and the content thereof, all payment intangibles, all claims under guaranties, tax refund claims, all rights and claims against carriers and shippers, leases, all claims under insurance policies, all interests in general and limited partnerships, limited liability companies, and other Persons not constituting Investment Property (as defined below), all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as "General Intangibles");

            (e) All deposit accounts, including demand, time, savings, passbook, or other similar accounts maintained with any bank by or for the benefit of such Grantor (collectively referred to hereinafter as "Deposit Accounts");

            (f) All chattel paper, including tangible chattel paper, electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as "Chattel Paper");

            (g) All investment property, including all securities, security entitlements, securities accounts, commodity contracts and commodity accounts of or maintained for the benefit of such Grantor, but excluding Pledged Interests subject to any Pledge Agreement (collectively referred to hereinafter as "Investment Property");

            (h)   All instruments, including all promissory notes
      (collectively referred to hereinafter as "Instruments");

            (i) All documents, including warehouse receipts, bills of lading and other documents of title (collectively referred to hereinafter as "Documents");



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            (j) All rights to payment or performance under letters of credit including rights to proceeds of letters of credit ("Letter-of-Credit Rights"), and all guaranties, endorsements, Liens, other Guaranty Obligations or supporting obligations of any Person securing or supporting the payment, performance, value or liquidation of any of the foregoing (collectively, with Letter-of-Credit Rights, referred to hereinafter as "Supporting Obligations");

            (k) The commercial tort claims identified on Schedule 9(i) hereto, as such Schedule may be supplemented from time to time in accordance with the terms hereof (collectively referred to hereinafter as "Commercial Tort Claims");

            (l) All books and records relating to any of the forgoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

            (m) All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies insuring any of the foregoing;

provided, however, that the Excluded Collateral is expressly excluded from the grant contained in this Section 2, and each definition in subsections (a) through (k) above shall exclude any asset fitting such description that is Excluded Collateral. All of the property and interests in property described in subsections (a) through (m), other than property and interests in property constituting Excluded Collateral, are herein collectively referred to as the "Collateral."

      3. PERFECTION. As of the date of execution of this Security Agreement or a Security Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its "Applicable Date"), other than with respect to motor vehicles (as applicable), such Grantor shall have:

            (a) furnished the Administrative Agent with properly executed financing statements in form, number and substance suitable for filing, sufficient under applicable law, and satisfactory to the Administrative Agent in order that upon the filing of the same the Administrative Agent, for the benefit of the Secured Parties, shall have a duly perfected security interest in all Collateral in which a security interest can be perfected by the filing of financing statements;

            (b) to the extent expressly required by the terms hereof or of the Credit Agreement, or otherwise as the Administrative Agent may request, furnished the Administrative Agent with properly executed Qualifying Control Agreements, issuer acknowledgments of the Administrative Agent's interest in Letter-of-Credit Rights, and evidence of the placement of a restrictive legend on tangible chattel paper (and the tangible components of electronic Chattel Paper), and taken appropriate action acceptable to the Administrative Agent sufficient to establish the Administrative Agent's control of electronic Chattel Paper (and the electronic components of hybrid Chattel Paper), as appropriate, with respect to Collateral in which either (i) a security interest can be




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      perfected only by control or such restrictive legending, or (ii) a security interest perfected by control or accompanied by such restrictive legending shall have priority as against a lien creditor, a purchaser of such Collateral from the applicable Grantor, or a security interest perfected by Persons not having control or not accompanied by such restrictive legending, in each case in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by control; and

            (c) delivered to the Administrative Agent possession of all Collateral with respect to which either a security interest can be perfected only by possession or a security interest perfected by possession shall have priority as against Persons not having possession, and including in the case of Instruments, Documents, and Investment Property in the form of certificated securities, duly executed endorsements or stock powers in blank, as the case may be, affixed thereto in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by possession;

with the effect that the Liens conferred in favor of the Administrative Agent shall be and remain duly perfected and of first priority subject only, to the extent applicable, to Liens allowed to exist under Section 7.01 of the Credit Agreement ("Permitted Liens"). All financing statements (including all amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, stock powers and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Administrative Agent's security interest in Collateral, including such items as are described above in this Section 3, are sometimes referred to herein as "Perfection Documents". The delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the determination of the Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral is sometimes referred to herein as "Perfection Action".

      4.    MAINTENANCE OF SECURITY INTEREST; FURTHER ASSURANCES.

            (a) Each Grantor will from time to time at its own expense, deliver specific assignments of Collateral or such other Perfection Documents, and take such other or additional Perfection Action, as may be required by the terms of the Loan Documents or as the Administrative Agent may reasonably request in connection with the administration or enforcement of this Security Agreement or related to the Collateral or any part thereof in order to carry out the terms of this Security Agreement, to perfect, protect, maintain the priority of or enforce the Administrative Agent's security interest in the Collateral, subject only to Permitted Liens, or otherwise to better assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the




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      Secured Parties hereunder. Without limiting the foregoing, each Grantor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Grantor appearing thereon) financing statements (including amendments thereto and initial financing statements in lieu of continuation statements) or other Perfection Documents (including copies thereof) showing such Grantor as "debtor" at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, any of which Perfection Documents, at the Administrative Agent's election, may describe the Collateral as or including all personal property of the Grantor. Each Grantor hereby irrevocably ratifies and acknowledges the Administrative Agent's authority to have effected filings of Perfection Documents made by the Administrative Agent prior to its Applicable Date.

            (b) With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties, including, but not limited to, the prompt payment upon demand therefor by the Administrative Agent of all fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery, or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

            (c) Each Grantor agrees to maintain among its books and records appropriate notations or evidence of, and to make or cause to be made appropriate disclosure upon its financial statements (in accordance with the requirements of GAAP) of, the security interest granted hereunder to the Administrative Agent for the benefit of the Secured Parties.

      5. RECEIPT OF PAYMENT. In the event an Event of Default shall occur and be continuing and a Grantor (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents on behalf of such Grantor) shall receive any proceeds of Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Administrative Agent for the benefit of the Secured Parties, and as the property of the Administrative Agent for the benefit of the Secured Parties, separate from the funds and other property of such Grantor, and no later than the first Business Day following the receipt thereof, at the election of the Administrative Agent, such Grantor shall cause such Collateral to be forwarded to the Administrative Agent for its custody, possession and disposition on behalf of the Secured Parties in accordance with the terms hereof and of the other Loan Documents.


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      6.    PRESERVATION AND PROTECTION OF COLLATERAL.

            (a) Except for the exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for monies received by it pursuant to this Security Agreement, the Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral. Each Grantor shall be responsible for the safekeeping of its Collateral, and in no event shall the Administrative Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, (ii) any diminution in the value thereof, or
      (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling such Collateral.

            (b) Each Grantor shall keep and maintain its tangible personal property Collateral in good operating condition and repair, ordinary wear and tear excepted. No Grantor shall permit any such items to become a fixture to real property (unless either such Grantor has granted the Administrative Agent for the benefit of the Secured Parties a Lien on such real property having a priority acceptable to the Administrative Agent or the Administrative Agent has determined in its reasonable discretion that such a Lien on such real property is not required) or accessions to other personal property.

            (c) Each Grantor agrees (i) to pay when due all taxes, charges and assessments against the Collateral in which it has any interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a consistent basis and evidenced to the satisfaction of the Administrative Agent and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed, and (ii) to cause to be terminated and released all Liens (other than Permitted Liens) on the Collateral. Upon the failure of any Grantor to so pay or contest such taxes, charges, or assessments, or cause such Liens to be terminated, the Administrative Agent at its option may pay or contest any of them or amounts relating thereto (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including reasonable Attorneys' Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

      7. STATUS OF GRANTORS AND COLLATERAL GENERALLY. Each Grantor represents and warrants to, and covenants with, the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:


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            (a) It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by the Credit Agreement and subsection (b) of this Section 7, will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Administrative Agent for the benefit of the Secured Parties and Permitted Liens, and that it will at its own cost and expense defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) at any time claiming the same or any interest therein adverse to the Secured Parties. Upon the failure of any Grantor to so defend, the Administrative Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Administrative Agent, including reasonable Attorneys' Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

            (b) It shall not (i) sell, assign, transfer, lease, license or otherwise dispose of any of, or grant any option with respect to, the Collateral, except for dispositions permitted under the Credit Agreement,
      (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interests created by this Security Agreement and Permitted Liens, or (iii) take any other action in connection with any of the Collateral that would materially impair the interest or rights of such Grantor in the Collateral taken as a whole or that would materially impair the interest or rights of the Administrative Agent for the benefit of the Secured Parties.

            (c) It has full power, legal right and lawful authority to enter into this Security Agreement (and any Security Joinder Agreement applicable to it) and to perform its terms, including the grant of the security interests in the Collateral herein provided for.

            (d) No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either (i) for the grant by such Grantor of the security interests granted hereby or the collateral assignment hereunder, or for the execution, delivery or performance of this Security Agreement (or any Security Joinder Agreement applicable to it) by such Grantor, or (ii) for the perfection of or the exercise by the Administrative Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except for action required by the Uniform Commercial Code to perfect the security interest conferred hereunder.

            (e) Upon the filing of those UCC termination statements referred to in Section 4.01 of the Credit Agreement and related releases in connection with the termination of the Existing Credit Facilities, no effective financing statement or other Perfection Document similar in effect, nor any other Perfection Action, covering all or any part of the Collateral purported to be granted or taken by or on behalf of such Grantor (or by or on behalf of any other Person and which remains effective as against all or any part of the Collateral) will be on file in any recording office, delivered to another Person for filing


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      (whether upon the occurrence of a contingency or otherwise), or otherwise taken, as the case may be, except such as pertain to Permitted Liens and such as may have been filed for the benefit of, delivered to, or taken in favor of, the Administrative Agent for the benefit of the Secured Parties in connection with the security interests conferred hereunder.

            (f) Schedule 7(f) attached hereto contains true and complete information as to the information required to be contained in Schedule 2A.03 of the Credit Agreement by Section 2A.03 of the Credit Agreement. No Grantor shall change its name, change its jurisdiction of formation (whether by reincorporation, merger or otherwise), change the location of its chief executive office, utilize any additional location where tangible personal property Collateral (including Account Records and Account Documents) may be located, change or use any additional or different trade name or style, except in each case upon giving written notice to the Administrative Agent not later than ten (10) days after taking such action and taking or causing to be taken at such Grantor's expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

            (g) No Grantor shall engage in any consignment transaction in respect of any of the Collateral, whether as consignee or consignor, without the prior written consent of the Administrative Agent in each instance.

            (h) No Grantor shall cause, suffer or permit any of the tangible personal property Collateral (i) to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of raw materials or components or the delivery of inventory to customers, in each case in the ordinary course of business) or (ii) to be in the possession, custody or control of any warehouseman or other bailee unless such location and Person are set forth on Schedule 7(f) or the Administrative Agent shall have received not less than 30 days' prior written notice of each such transaction, the Administrative Agent shall have received a duly executed Qualifying Control Agreement from such bailee, and the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

            (i) No tangible personal property Collateral is or shall be located at any location that is leased by such Grantor from any other Person, unless (x) such location and lessor is set forth on Schedule 7(f) attached hereto or such Grantor provides written notice of such location and lessor to the Administrative Agent not later than ten (10) days after locating such tangible personal property at such location, (y) unless otherwise agreed to by the Administrative Agent, such lessor acknowledges the Lien in favor of the Administrative Agent for the benefit of the Secured Parties conferred hereunder and waives its statutory and consensual liens and rights with respect to such Collateral in form and substance acceptable to the Administrative Agent and delivered in writing to the Administrative Agent prior to any Collateral being located at any such location, and (z) the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

      8. INSPECTION. The Administrative Agent (by any of its officers, employees and agents), on behalf of the Secured Parties, shall have the right upon prior notice to an executive officer of any Grantor, and at any reasonable times during such Grantor's usual business hours, at the expense of the Borrower, to inspect the Collateral, all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor's affairs and finances with any Person (other than Persons obligated on any Accounts ("Account Debtors") except as expressly otherwise permitted in the Loan Documents) and to verify with any Person other than (except as expressly otherwise permitted in the Loan Documents) Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor's affairs and finances with such Grantor's Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral with such Account Debtors. Upon or after the occurrence and during the continuation of an Event of Default, the Administrative Agent may at any time and from time to time employ and maintain on such Grantor's premises a custodian selected by the Administrative Agent who shall have full authority, to the extent permitted to the Administrative Agent under this Security Agreement or the other Loan Documents, to do all acts necessary to protect the Administrative Agent's (for the benefit of the Secured Parties) interest. All expenses incurred by the Administrative Agent, on behalf of the Secured Parties, by reason of the employment of such custodian shall be paid by such Grantor on demand from time to time and shall be added to the Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

      9. SPECIFIC COLLATERAL.

            (a) ACCOUNTS. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) Each Grantor shall keep accurate and complete records of its Accounts ("Account Records") and from time to time at reasonable intervals designated by the Administrative Agent such Grantor shall provide the Administrative Agent with a schedule of Accounts in form and substance acceptable to the Administrative Agent describing all Accounts created or acquired by such Grantor ("Schedule of Accounts"); provided, however, that such Grantor's failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Administrative Agent's security interest or other rights in and to any Accounts for the benefit of the Secured Parties. If requested by the Administrative Agent, each Grantor shall furnish the Administrative Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, "Account Documents") and such other matter and information relating to the status of then existing Accounts as the Administrative Agent shall request.

                  (ii) All Account Records and Account Documents are and shall at all times be located only at such Grantor's current chief executive office as set forth on Schedule 7(f) attached hereto, such other locations as are specifically identified on Schedule 7(f) attached hereto as an "Account Documents location," or as to which the Grantor has complied with Section 7(f) hereof.

                  (iii) The Accounts are genuine, are in all respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document.

                  (iv) The Accounts cover bona fide sales, leases, licenses or other dispositions of Inventory or other property or property rights usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business.

                  (v) The amounts of the face value of any Account shown or
            reflected on any Schedule of Accounts, invoice statement, or certificate delivered to the Administrative Agent, are actually owing to such Grantor and are not contingent for any reason. Other than as set forth on a supplemental schedule maintained and delivered by the applicable Grantor to the Administrative Agent with the applicable Schedule of Accounts (the "Supplemental Schedule"), there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an aggregate amount greater than 3% of the face value of all Accounts shown on the Schedule of Accounts existing or asserted with respect thereto.

                  (vi) Except for conditions generally applicable to such
            Grantor's industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectibility or enforcement of Accounts that would reasonably be likely, in the aggregate, to be of material economic value, or in the aggregate materially reduce the amount payable thereunder from the amount of the invoice face value shown on any Schedule of Accounts, or on any certificate, contract, invoice or statement delivered to the Administrative Agent with respect thereto.

                  (vii) The property or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Administrative Agent for the benefit of Secured Parties and Permitted Liens.

                  (viii) With respect to Accounts that are shown on any Schedule of Accounts, in the event any amounts due and owing in excess of $1,000,000 individually, or $2,000,000 in the aggregate amount, are in dispute between any Account Debtor and the applicable Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), unless such disputed amount is set forth and described on the applicable Supplemental Schedule, such Grantor shall provide the Administrative Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

            (b) INVENTORY. With respect to its Inventory whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) Each Grantor shall keep accurate and complete records of
            Inventory in commercially reasonable detail in the ordinary course of its business, and shall furnish to the Administrative Agent from time to time at reasonable intervals designated by the Administrative Agent, a current schedule of Inventory ("Schedule of Inventory") based upon its most recent physical inventory and its daily inventory records. Each Grantor shall conduct a physical inventory no less frequently than annually, and shall furnish to the Administrative Agent such other documents and reports thereof as the Administrative Agent shall reasonably request with respect to the Inventory.

                  (ii) All Inventory shall at all times be located only at such
            Grantor's locations as set forth on Schedule 7(f) attached hereto or at such other locations as to which such Grantor has complied with
            Section 7(f) hereof.

            (c) EQUIPMENT. With respect to its Equipment whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) The Grantors, as soon as practicable following a request therefor by the Administrative Agent, shall deliver to the Administrative Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

                  (ii) The Grantors shall maintain accurate, itemized records describing the kind, type, quantity and value of its Equipment and shall furnish the Administrative Agent upon request with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal quarter.

                  (iii) All Equipment is and shall at all times be located only at such Grantor's locations as set forth on Schedule 7(f) attached hereto or at such other locations as to which such Grantor has complied with Section 7(f) hereof. No Grantor shall, other than to the extent not prohibited by the Credit Agreement or any of the other Loan Documents, sell, lease, transfer, dispose of or remove any Equipment (other than motor vehicles) from such locations.

            (d) SUPPORTING OBLIGATIONS. With respect to its Supporting Obligations whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) Each Grantor shall (A) maintain at all times, and furnish to the Administrative Agent from time to time at the Administrative Agent's request, a current list identifying in reasonable detail each Supporting Obligation relating to any Collateral from a single obligor in excess of $1,000,000, and (B) upon the request of the Administrative Agent from time to time following the occurrence and during the continuance of any Event of Default, deliver to the Administrative Agent the originals of all documents evidencing or constituting Supporting Obligations, together with such other documentation (executed as appropriate by the Grantor) and information as may be necessary to enable the Administrative Agent to realize upon the Supporting Obligations in accordance with their respective terms or transfer the Supporting Obligations as may be permitted under the Loan Documents or by applicable law.

                  (ii) With respect to each letter of credit giving rise to
            Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $1,000,000, each Grantor shall, within thirty (30) days of the issuance of each such letter of credit, cause the issuer thereof to execute and deliver to the Administrative Agent a Qualifying Control Agreement.

                  (iii) With respect to each transferable letter of credit
            giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $1,000,000, each Grantor shall, within thirty (30) days of the issuance of each such letter of credit, deliver to the Administrative Agent a duly executed, undated transfer form in blank sufficient in form and substance under the terms of the related letter of credit to effect, upon completion and delivery to the letter of credit issuer together with any required fee, the transfer of such letter of credit to the transferee identified in such form. Each Grantor hereby expressly authorizes the Administrative Agent following the occurrence and during the continuance of any Event of Default to complete and tender each such transfer form as transferor in its own name or in the name, place and stead of the Grantor in order to effect any such transfer, either to the Administrative Agent or to another transferee, as the case may be, in connection with any sale or other disposition of Collateral or for any other purpose permitted under the Loan Documents or by applicable law.

            (e) INVESTMENT PROPERTY. With respect to its Investment Property whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) Schedule 9(e) attached hereto contains a true and complete description of (x) the name and address of each securities intermediary with which such Grantor maintains a securities account in which Investment Property is or may at any time be credited or maintained, and (y) all other Investment Property of such Grantor other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to a Pledge Agreement.

                  (ii) Except with the express prior written consent of the
            Administrative Agent in each instance as to the form of the Investment Property or the required deliveries thereto set forth below, all Investment Property other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to a Pledge Agreement shall be maintained at all times in the form of (A) certificated securities, which certificates shall have been delivered to the Administrative Agent together with duly executed undated stock powers endorsed in blank pertaining thereto, or (B) security entitlements credited to one or more securities accounts as to each of which the Administrative Agent has received (1) copies of the account agreement between the applicable securities intermediary and the Grantor and the most recent statement of account pertaining to such securities account (each certified to be true and correct by an officer of the Grantor) and (2) a Qualifying Control Agreement from the applicable securities intermediary which remains in full force and effect and as to which the Administrative Agent has not received any notice of termination. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit any Investment Property to be credited to or maintained in any securities account not listed on Schedule 9(e) attached hereto except in each case upon giving not less than thirty (30) days' prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor's expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

                  (iii) All dividends and other distributions with respect to any of the Investment Property shall be subject to the security interest conferred hereunder, provided, however, that cash dividends paid to a Grantor as record owner of the Investment Property may be disbursed to and retained by such Grantor so long as no Event of Default shall have occurred and be continuing, free from any Lien hereunder.

                  (iv) So long as no Event of Default shall have occurred and be continuing, the registration of Investment Property in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to Investment Property for all purposes not inconsistent with the terms hereof or of any Qualifying Control Agreement relating thereto.

                  (v) Upon the occurrence and during the continuance of any
            Event of Default, at the option of the Administrative Agent, all rights of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to clause
            (iv) immediately above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Investment Property upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Grantor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy. For purposes of this Security Agreement, "Facility Termination Date" means the date as of which all of the following shall have occurred: (a) the Borrower shall have permanently terminated the credit facilities under the Loan Documents by final payment in full of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon, other than (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which fees shall be payable solely for the account of the L/C Issuer and shall be computed (based on interest rates then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made; (b) all Related Swap Contracts shall have been terminated, expired or Cash Collateralized; (c) all Commitments shall have terminated or expired; and (d) the Borrower and each other Loan Party shall have fully, finally and irrevocably paid and satisfied in full all of their respective obligations and liabilities arising under the Loan Documents, including with respect to the Borrower and its Obligations (except for future Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Loan Party that may be owing to any Agent-Related Person or any Lender pursuant to the Loan Documents and expressly survive termination of the Credit Agreement).

                  (vi) Upon the occurrence and during the continuance of any
            Event of Default, all rights of the Grantors to receive and retain cash dividends and other distributions upon or in respect to Investment Property pursuant to clause (iii) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Grantor shall, or shall cause, all such cash dividends and other distributions with respect to the Investment Property to be promptly delivered to the Administrative Agent (together, if the Administrative Agent shall request, with any documents related thereto) to be held, released or disposed of by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations.

            (f) DEPOSIT ACCOUNTS. With respect to its Deposit Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) Schedule 9(f) attached hereto contains a true and complete description of (x) the name and address of each depositary institution with which such Grantor maintains a Deposit Account.

                  (ii) Except with the express prior written consent of the
            Administrative Agent in each instance, all Deposit Accounts shall be maintained at all times with depositary institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit (x) any deposit in excess of $500,000 to be evidenced by a certificate of deposit unless such certificate of deposit is a negotiable instrument and immediately upon receipt thereof such certificate shall have been delivered to the Administrative Agent, together with a duly executed undated assignment in blank affixed thereto, or (y) any Deposit Account not listed on Schedule 9(f) attached hereto to be opened or maintained except in each case upon giving not less than two business days' prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor's expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder; provided that no Perfection Action need be taken, or Perfection Documents delivered, with respect to Deposit Accounts that are specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Grantor's employees, but such exclusion shall apply only so long as the amount on deposit in such Deposit Account does not at any time exceed the amount that is reasonably required for such purposes.

            (g) CHATTEL PAPER. With respect to its Chattel Paper whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) Each Grantor shall at all times retain sole physical
            possession of the originals of all Chattel Paper (other than electronic Chattel Paper and the electronic components of hybrid Chattel Paper); provided, however, that (x) upon the request of the Administrative Agent upon the occurrence and during the continuance of any Event of Default, such Grantor shall immediately deliver physical possession of such Chattel Paper to the Administrative Agent or its designee, and (y) in the event that there shall be created more than one original counterpart of any physical document that alone or in conjunction with any other physical or electronic document constitutes Chattel Paper, then such counterparts shall be numbered consecutively starting with "1" and such Grantor shall retain the counterpart numbered "1".

                  (ii) All counterparts of all tangible Chattel Paper (and the tangible components of hybrid Chattel Paper) shall immediately upon the creation or acquisition thereof by any Grantor be conspicuously legended as follows: "A FIRST PRIORITY SECURITY INTEREST IN THIS CHATTEL PAPER HAS BEEN GRANTED TO BANK OF AMERICA, N.A., FOR ITSELF AND AS ADMINISTRATIVE AGENT FOR CERTAIN LENDERS PURSUANT TO A SECURITY AGREEMENT DATED AS OF MAY 15, 2002 AS AMENDED FROM TIME TO TIME. NO SECURITY INTEREST OR OTHER INTEREST IN FAVOR OF ANY OTHER PERSON MAY BE CREATED BY THE TRANSFER OF PHYSICAL POSSESSION OF THIS CHATTEL PAPER OR OF ANY COUNTERPART HEREOF EXCEPT BY OR WITH THE CONSENT OF THE AFORESAID ADMINISTRATIVE AGENT AS PROVIDED IN SUCH SECURITY AGREEMENT." In the case of electronic Chattel Paper (including the electronic components of hybrid Chattel Paper), no Grantor shall create or acquire any such Chattel Paper unless, prior to such acquisition or creation, it shall have taken such Perfection Action as the Administrative Agent may require to perfect by control the security interest of the Administrative Agent for the benefit of the Secured Parties in such Collateral.

                  (iii) Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Chattel Paper, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Chattel Paper as collateral.

            (h) INSTRUMENTS. With respect to its Instruments whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) Each Grantor shall (i) maintain at all times, and furnish to the Administrative Agent from time to time at the Administrative Agent's reasonable request, a current list identifying in reasonable detail Instruments of which such

            Grantor is the payee or holder and having a face amount payable in excess of $250,000, and (ii) upon the request of the Administrative Agent from time to time following the occurrence and during the continuance of any Event of Default, deliver to the Administrative Agent the originals of all such Instruments, together with duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be necessary to enable the Administrative Agent to realize upon the Instruments in accordance with their respective terms or transfer the Instruments as may be permitted under the Loan Documents or by applicable law.

                  (ii) Other than in the ordinary course of business and in
            keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Instrument, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Instrument as collateral.

            (i) COMMERCIAL TORT CLAIMS. With respect to its Commercial Tort Claims whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) Schedule 9(i) attached hereto contains a true and complete list of all Commercial Tort Claims in which any Grantor has an interest and which have been identified by a Grantor as of the Closing Date, or as of any later date on which such Schedule 9(i) is updated either by virtue of the delivery of a Security Joinder Agreement or by virtue of subection (ii) below or any other provision of this Security Agreement, and as to which the applicable Grantor believes in good faith there exists the possibility of recovery (including by way of settlement) of monetary relief in excess of $1,000,000 ("Grantor Claims").

                  (ii) In the event that any Grantor at any time has an interest in any Grantor Claims not listed on Schedule 9(i) at such time, (A) such Grantor shall not later than ten (10) days after obtaining such an interest in a Grantor Claim, give written notice to the Administrative Agent of the making of such Grantor Claim, including the name of the parties thereto and a description of the cause of action and the claim for relief, and (B) to the extent required by the Administrative Agent, take such Perfection Action (including adding such Grantor Claim to Schedule 9(i)), and deliver such Perfection Documents, and do all such other things as the Administrative Agent may reasonably request, to perfect the security interest of the Administrative Agent in the Grantor Claim and Commercial Tort Claim as Collateral hereunder.

            (j) INTERNET PROPERTY RIGHTS. With respect to its rights, titles and interests in and to any internet domain names or registration rights relating thereto, and any internet websites or the content thereof (collectively, "Internet Property Rights") whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) Schedule 9(j) attached hereto contains a true and complete description of (t) each internet domain name registered to such Grantor or in which such Grantor has ownership, operating or registration rights, (u) the name and address of the registrar for such internet domain name, (v) the registration identification information for such internet domain name, (w) the name of each internet website operated (whether individually or jointly with others) by such Grantor, (x) the name and address of each internet service provider through whom each such website is operated, (y) the name and address of each operator of each other internet site, internet search engine, internet directory or Web browser with whom such Grantor maintains any advertising or linking relationship which is material to the operation of or flow of internet traffic to such Grantor's website, and (z) each technology licensing and other agreement that is material either to the operation of, or flow of internet traffic to, such Grantor's website or to the advertising and linking relationships described in clause (y), and the name and address of each other party to such agreement.

                  (ii) Such Grantor shall cause to be delivered to the
            Administrative Agent at or prior to the Closing Date with respect to each internet domain name registered to such Grantor an undated transfer document, duly executed in blank by such Grantor and in the form required by the applicable internet domain name registrar, sufficient to effect the transfer of each internet domain name to the transferee thereof named in such transfer form upon delivery to such registrar. Without limiting the generality of the foregoing, no Grantor shall acquire any rights to any internet domain name not listed on Schedule 9(j) attached hereto except in each case upon giving written notice thereof to the Administrative Agent not later than ten (10) days after such acquisition, which notice shall be accompanied by an appropriate supplement to Schedule 9(j) reflecting such additional name, the delivery of additional executed internet domain name transfer documents executed in blank with respect thereto, and taking or causing to be taken at such Grantor's expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder. Without limiting the foregoing, each Grantor shall furnish to the Administrative Agent and the Lenders such supplements to Schedule 9(j) from time to time as shall be necessary to keep such Schedule true and complete at all times.

                  (iii) So long as no Event of Default shall have occurred and be continuing, the registration of Internet Property Rights in the name of a Grantor shall not be changed and such Grantor shall be entitled to exercise all rights and powers with respect thereto not inconsistent with the terms hereof.

                  (iv) Each Grantor hereby expressly authorizes the
            Administrative Agent following the occurrence and during the continuance of any Event of Default to (i) complete and tender each internet domain name transfer document in its own name or in the name, place and stead of the Grantor in order to effect the transfer of any internet domain name registration, either to the Administrative Agent or to another transferee, as the case may be, and (ii) maintain, obtain access to, and continue to operate, in its own name or in the name, place and stead of such Grantor, such Grantor's internet website and the contents thereof, and all related advertising, linking and technology licensing and other contractual relationships, in each case in connection with the maintenance, preservation, operation, sale or other disposition of Collateral or for any other purpose permitted under the Loan Documents or by applicable law.

            (j) EXCLUDED COLLATERAL. With respect to any Grantor's right, title and interest in and to any asset that constitutes Excluded Collateral, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                  (i) to the extent any asset constitutes Excluded Collateral solely by reason of consents and/or notices being required in order for a security interest therein to be granted, upon the reasonable request of the Administrative Agent with respect to any particular asset (other than any interest in WAND unless expressly agreed to with the Borrower), the applicable Grantor shall use its best efforts, including taking all actions reasonably requested by the Administrative Agent in connection therewith, at its sole cost and expense, to obtain such consents and give such notices;

                  (ii) to the extent at any time any item of Excluded Collateral becomes Collateral pursuant to the terms of this Security Agreement, the applicable Grantor shall take all Perfection Action, and deliver all Perfection Documents, and do all such other things as the Administrative Agent may reasonably request to perfect the security interest of the Administrative Agent in such interest as Collateral hereunder;

                  (iii) no interest of any Grantor in WAND (A) constitutes a
            "security" under Article 8 (including by election of WAND), or (B) is held or maintained in the form of a security entitlement or credited to a securities account; and

                  (iv) no Grantor shall at any time take any action, without the consent of the Administrative Agent, to (A) elect to have, or othewise cause, any interest in WAND constitute a "security" under
            Article 8 of the applicable Uniform Commercial Code, (B) permit any interest in WAND to be represented by a certificate or to be held or maintained in the form of a security entitlement or credited to a securities account.

      10. CASUALTY AND LIABILITY INSURANCE REQUIRED.

            (a) Each Grantor will keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including:

                  (i) casualty insurance on the Inventory and the Equipment
            (including self-insurance with respect to motor vehicles) in an amount not less than the full insurable value thereof, against loss or damage by theft, fire, lightning and other hazards ordinarily included under uniform broad form standard extended coverage policies, limited only as may be provided in the standard broad form of extended coverage endorsement at the time in use in the states in which the Collateral is located;

                  (ii) comprehensive general liability insurance against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Secured Parties), with the Administrative Agent and the Lenders as additional insureds thereunder, in amounts as shall be reasonably satisfactory to Administrative Agent;

                  (iii) liability insurance with respect to the operation of its facilities under the workers' compensation laws of the states in which such Collateral is located, in amounts as shall be reasonably satisfactory to Administrative Agent; and

                  (iv) business interruption insurance in amounts as shall be reasonably satisfactory to Administrative Agent.

            (b) Each insurance policy obtained in satisfaction of the requirements of Section 10(a):

                  (i) may be provided by blanket policies now or hereafter
            maintained by each or any Grantor or by the Borrower;

                  (ii) shall be issued by such insurer (or insurers) as shall be financially responsible, of recognized standing and reasonably acceptable to the Administrative Agent;

                  (iii) shall be in such form and have such provisions
            (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause) as are generally considered standard provisions for the type of insurance involved and are reasonably acceptable in all respects to the Administrative Agent;

                  (iv) shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least 30 days' prior written notice to the Administrative Agent, except for non-payment of premium, as to which such policies shall provide for at least ten (10) days' prior written notice to the Administrative Agent; and

                  (v) without limiting the generality of the foregoing, all
            insurance policies where applicable under Section 10(a)(i) carried on the Collateral shall name the Administrative Agent, for the benefit of the Secured Parties, as a loss payee and the Administrative Agent and Lenders as parties insured thereunder in respect of any claim for payment.

            (c) Prior to expiration of any such policy, such Grantor shall furnish the Administrative Agent with evidence satisfactory to the Administrative Agent that the policy or certificate has been renewed or replaced or is no longer required by this Security Agreement.

            (d) Each Grantor hereby makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent), for the benefit of the Secured Parties, as such Grantor's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance, which appointment is coupled with an interest and is irrevocable; provided, however, that the powers pursuant to such appointment shall be exercisable only upon the occurrence and during the continuation of an Event of Default.

            (e) In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder, the Administrative Agent may (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Default or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same; and all sums so disbursed by Administrative Agent, including reasonable Attorneys' Costs, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Administrative Agent, shall be additional Secured Obligations secured by the Collateral, and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

            (f) Each Grantor agrees that to the extent that it shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required by Section 10(a), it shall in the event of any loss or casualty pay promptly to the Administrative Agent, for the benefit of the Secured Parties, to be held in a separate account for application in accordance with the provisions of Section 10(h), such amount as would have been received as Net Proceeds (as hereinafter defined) by the Administrative Agent, for the benefit of the Secured Parties, under the provisions of
      Section 10(h) had such insurance been carried to the extent required.

            (g) The Net Proceeds of the insurance carried pursuant to the provisions of Sections 10(a)(ii) and 10(a)(iii) shall be applied by such Grantor toward satisfaction of the claim or liability with respect to which such insurance proceeds may be paid.

            (h) The Net Proceeds of the insurance carried with respect to the Collateral pursuant to the provisions of Section 10(a)(i) hereof shall be paid to such Grantor and held by such Grantor in a separate account and applied, as long as no Event of Default shall have occurred and be continuing, as follows: after any loss under any such insurance and payment of the proceeds of such insurance, each Grantor shall have a period of 120 days after payment of the insurance proceeds with respect to such loss to elect to either (x) repair or replace the Collateral so damaged, (y) deliver such Net Proceeds to the Administrative Agent, for the benefit of the Secured Parties, as additional Collateral or (z) apply such Net Proceeds to the acquisition of tangible assets constituting Collateral used or useful in the conduct of the business of such Grantor, subject to the provisions of this Security Agreement. If such Grantor elects to repair or replace the Collateral so damaged, such Grantor agrees the Collateral shall be repaired to a condition substantially similar to or of better quality or higher value than its condition prior to damage or replaced with Collateral in a condition substantially similar to or of better quality or higher value than the condition of the Collateral so replaced prior to damage. At all times during which an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to receive direct and immediate payment of the proceeds of such insurance and such Grantor shall take all action as the Administrative Agent may reasonably request to accomplish such payment. Notwithstanding the foregoing, in the event such Grantor shall receive any such proceeds, such Grantor shall immediately deliver such proceeds to such Administrative Agent for the benefit of the Secured Parties as additional Collateral, and pending such delivery shall hold such proceeds in trust for the benefit of the Secured Parties and keep the same segregated from its other funds.

            (i) "Net Proceeds" when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and expenses (including Attorneys' Costs) incurred in the realization thereof.

            (j) In case of any material damage to, destruction or loss of, or claim or proceeding against, all or any material part of the Collateral pledged hereunder by a Grantor, such Grantor shall give prompt notice thereof to the Administrative Agent. Each such notice shall describe generally the nature and extent of such damage, destruction, loss, claim or proceeding. Subject to Section 10(d), each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance other than losses relating to claims made directly against any Secured Party as to which the insurance described in Section 10(a)(ii) or (iii) is applicable.

            (k) The provisions contained in this Security Agreement pertaining to insurance shall be cumulative with any additional provisions imposing additional insurance requirements with respect to the Collateral or any other property on which a Lien is conferred under any Security Instrument.

      11. RIGHTS AND REMEDIES UPON EVENT OF DEFAULT. Upon and after an Event of Default, the Administrative Agent shall have the following rights and remedies on behalf of the Secured Parties in addition to any rights and remedies set forth elsewhere in this Security Agreement or the other Loan Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

            (a) All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or any other Loan Document;

            (b) The right to foreclose the Liens and security interests created under this Security Agreement by any available judicial procedure or without judicial process;

            (c) The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Administrative Agent's claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Administrative Agent or any agent of the Administrative Agent, for such time as the Administrative Agent may desire, in order effectively to collect or liquidate the Collateral, (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, and (iii) notify any or all Persons party to a Qualifying Control Agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;

            (d) The right to (i) exercise all of a Grantor's rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments, Supporting Obligations and General Intangibles (collectively, "Payment Collateral"), including the right to demand payment thereof and enforce payment, by legal proceedings or otherwise; (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment or proceeds referred to in Section 5 above; (v) prepare, file and sign a Grantor's name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor's internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a

      Grantor has access; (viii) open such Grantor's mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor's post office boxes or make other arrangements as the Administrative Agent, on behalf of the Secured Parties, deems necessary to receive such Grantor's mail, including notifying the post office authorities to change the address for delivery of such Grantor's mail to such address as the Administrative Agent, on behalf of the Secured Parties, may designate; (x) notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Administrative Agent for the benefit of the Secured Parties and that Administrative Agent has a security interest therein for the benefit of the Secured Parties (provided that the Administrative Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice, in the Administrative Agent's sole discretion, may (but need not) be sent on such Grantor's stationery, in which event such Grantor shall co-sign such notice with the Administrative Agent if requested to do so by the Administrative Agent; and (xi) do all acts and things and execute all documents necessary, in Administrative Agent's sole discretion, to collect the Payment Collateral; and

            (e) The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Administrative Agent, in its sole discretion, may deem advisable. The Administrative Agent shall have the right to conduct such sales on a Grantor's premises or elsewhere and shall have the right to use a Grantor's premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Administrative Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person. To the extent not violative of any applicable Law or agreement to which such Grantor is a party or is bound or subject (provided any such agreement does not violate the Credit Agreement or any other Loan Document, and provided further that, other than contracts entered into in the ordinary course of its business, no Grantor shall enter into any such agreement after the Closing Date without the consent of the Administrative Agent), the Administrative Agent for the benefit of the Secured Parties is hereby granted an irrevocable fully paid license or other right (including each Grantor's rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Facility Termination Date, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Administrative Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Administrative Agent shall deem appropriate, but the Administrative Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Administrative Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein seven
      (7) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of any of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of certain of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities ("Affected Collateral"), and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire Affected Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Affected Collateral sold to any Person or group. Each Grantor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Grantor than if such Affected Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any Affected Collateral for the period of time necessary to permit the Grantor or any other Person to register or otherwise qualify them under or exempt them from any applicable restriction, even if such Grantor or other Person would agree to register or otherwise qualify or exempt such Affected Collateral so as to permit a public sale under the Securities Act or applicable state law. Each Grantor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of Affected Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Grantor hereby acknowledges that a ready market may not exist for Affected Collateral that is not traded on a national securities exchange or quoted on an automated quotation system.

      The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all Attorneys' Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of
Section 2.14(c) of the Credit Agreement. Each Grantor shall be liable to the Administrative

Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral. The Administrative Agent shall provide prompt notice to the Borrower of its exercise of remedies under this Section 11, provided that such notice may be general in nature and neither the failure to give, nor any delay in giving, such notice shall have any effect on the validity or effectiveness of any action taken hereunder.

      12. ATTORNEY-IN-FACT. Each Grantor hereby appoints the Administrative Agent as the Grantor's attorney-in-fact for the purposes of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

            (c) to endorse such Grantor's name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Administrative Agent's possession or the Administrative Agent's control, and deposit the same to the account of the Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations.

            (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral; and

            (e) to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.

      13. REINSTATEMENT. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 13 shall survive repayment of all of the

Secured Obligations and the termination or expiration of this Security Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

      14. CERTAIN WAIVERS BY THE GRANTORS. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

      The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

      15. CONTINUED POWERS. Until the Facility Termination Date shall have occurred, and to the extent permitted by applicable Law, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

      16. OTHER RIGHTS. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Security Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

      17. ANTI-MARSHALING PROVISIONS. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Security Agreement. To the extent permitted by applicable Law, each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document.

      18. ENTIRE AGREEMENT. This Security Agreement and each Security Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained in the Loan Documents. The express terms hereof and of the Security Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Security Agreement nor any Security Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

      19. THIRD PARTY RELIANCE. Each Grantor hereby consents and agrees that all issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Security Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.

      20. BINDING AGREEMENT; ASSIGNMENT. This Security Agreement and each Security Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Security Agreement, any Security Joinder Agreement or any interest herein or therein or, except as expressly permitted herein or in the Credit Agreement, in the Collateral or any part thereof or interest therein. Without limiting the generality of the foregoing sentence of this Section 20, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.07 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

      21. RELATED SWAP CONTRACTS. All obligations of each Grantor under or in respect of Related Swap Contracts (which are not prohibited under the terms of the Credit Agreement) to which any Lender or any Affiliate of any Lender is a party, shall be deemed to be Secured Obligations secured hereby, and each Lender or Affiliate of a Lender party to any such Related Swap Contract shall be deemed to be a Secured Party hereunder with respect to such Secured Obligations; provided, however, that such obligations shall cease to be Secured Obligations at such time as such Person (or Affiliate of such Person) shall cease to be a "Lender" under the Credit Agreement.

      No Person who obtains the benefit of any Lien by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents.

      22. SEVERABILITY. The provisions of this Security Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      23. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 23, the provisions of Section 10.02(b) of the Credit Agreement shall be applicable to this Security Agreement.

      24. TERMINATION.

      (a) Subject to the provisions of Section 13, this Security Agreement and each Security Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Security Agreement, the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

      (b) In the event that all of the Subsidiary Securities issued by any Grantor are Disposed of by the Borrower and/or any Grantor, and such Disposition is permitted by the Credit Agreement, then all obligations of such disposed Grantor hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party, and the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver such termination statements and take such further actions as may reasonably be requested to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder with respect to such disposed Grantor.

      25. NOTICES. Any notice required or permitted hereunder shall be given (a) with respect to the Borrower, at the address for the giving of notice then in effect under the Credit Agreement, (b) with respect to any Grantor, at the address then in effect for the giving of notices to such Grantor under the Guaranty to which it is a party, and (c) with respect to the Administrative Agent or a Lender, at the Administrative Agent's address indicated in Schedule
10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

      26. JOINDER. Each Person who shall at any time execute and deliver to the Administrative Agent a Security Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned to the Administrative Agent for the benefit of the Secured Parties all Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Security Agreement shall be deemed to include such Person as a Grantor hereunder. Each Security Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Security Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

      27. RULES OF INTERPRETATION. The rules of interpretation contained in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Security Agreement and each Security Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

      28. RELEASE. Upon the Disposition of any item of Collateral, so long as such Disposition is permitted under Section 7.05 of the Credit Agreement and all conditions to such Disposition contained therein have been satisfied:

            (a) the Lien of the Administrative Agent for the benefit of the Secured Parties in such disposed Collateral shall, subject to the provision at the end of this subsection (a), be deemed to be released without any further action on the part of the Administrative Agent or the relevant Grantor, provided that in the event following any such Disposition any Grantor shall thereafter acquire any interest in (or the power to transfer rights in) any asset that constituted Collateral hereunder prior to its Disposition and release from the security interests hereunder, the pledge, assignment and security interest granted hereunder shall be deemed to automatically apply and attach to such asset and it shall from such time forward continue to constitute Collateral hereunder notwithstanding any prior release; and

            (b) the Administrative Agent will (other than in connection with sales of Inventory in the ordinary course of business), at the Grantors' expense, execute and deliver to each Grantor such documents as such Grantor shall reasonably request on reasonable advance notice to evidence the release of such item of Collateral from the pledge, assignment and security interest granted hereunder, provided that such Grantor shall have delivered to the Collateral Agent a written request for release describing the item of Collateral and the terms of the Disposition thereof in reasonable detail, including the price thereof and any expenses in connection therewith.

      28. GOVERNING LAW; WAIVERS.

            (a) THIS SECURITY AGREEMENT AND EACH SECURITY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE; PROVIDED THAT (i) WITH RESPECT TO THOSE INSTANCES IN WHICH THE APPLICABLE CHOICE OF LAWS RULES OF SUCH STATE, INCLUDING SECTION 9-301 OF THE UCC, REQUIRE THAT THE MANNER OF CREATION OF A SECURITY INTEREST IN SPECIFIC COLLATERAL OR THE MANNER OR EFFECT OF PERFECTION OR NONPERFECTION OR THE RULES GOVERNING PRIORITY OF SECURITY INTERESTS ARE TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION, THEN THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN SUCH MATTERS, (ii) EACH CONTROL AGREEMENT (INCLUDING EACH QUALIFYING CONTROL AGREEMENT) APPLICABLE TO ANY SECURITIES ACCOUNT OR DEPOSIT ACCOUNT SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION SPECIFIED IN SUCH CONTROL AGREEMENT, OR OTHERWISE BY THE LAWS OF THE JURISDICTION THAT GOVERN THE SECURITIES ACCOUNT OR DEPOSIT ACCOUNT TO WHICH SUCH CONTROL AGREEMENT RELATES, AND (iii) IN THOSE INSTANCES IN WHICH THE LAWS OF THE JURISDICTION IN WHICH COLLATERAL IS LOCATED GOVERN MATTERS PERTAINING TO THE METHODS AND EFFECT OF REALIZING ON COLLATERAL, SUCH LAWS SHALL BE GIVEN EFFECT WITH RESPECT TO SUCH MATTERS.

            (b) EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY

      STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT OR A SECURITY JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

            (c) EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN
      SECTION 25 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

            (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

            (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

            (f) EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

                            [SIGNATURE PAGES FOLLOW.]

      IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.

                                    GRANTORS:

                              BLOCK COMMUNICATIONS, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Managing Director
                                    ------------------------------------


                              BUCKEYE CABLEVISION, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Chairman
                                    ------------------------------------


                              ERIE COUNTY CABLEVISION, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Chairman
                                    ------------------------------------


                              BUCKEYE TELESYSTEMS, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Chairman
                                    ------------------------------------


                              CORPORATE PROTECTION SERVICES, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Chairman
                                    ------------------------------------

                              COMMUNITY COMMUNICATION SERVICES, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Vice President
                                    ------------------------------------


                              PG PUBLISHING COMPANY


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Vice President
                                    ------------------------------------


                              MONROE CABLEVISION, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Chairman
                                    ------------------------------------


                              LIMA COMMUNICATIONS CORPORATION


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Chairman
                                    ------------------------------------


                              WLFI-TV, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     President
                                    ------------------------------------


                              INDEPENDENCE TELEVISION COMPANY


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Chairman
                                    ------------------------------------


                               Security Agreement
                                Signature Page 2

                              TOLEDO AREA TELECOMMUNICATIONS SERVICES, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Vice President
                                    ------------------------------------


                              METRO FIBER & CABLE CONSTRUCTION COMPANY


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Vice President
                                    ------------------------------------


                              IDAHO INDEPENDENT TELEVISION, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     Chairman
                                    ------------------------------------


                              CARS HOLDING, INC.


                              By:    /s/ Allan J. Block
                                    ------------------------------------
                              Name:      Allan J. Block
                                    ------------------------------------
                              Title:     President
                                    ------------------------------------


                              ACCESS TOLEDO, LTD.
                              By:   BLOCK COMMUNICATIONS, INC.

                                    By:    /s/ Allan J. Block
                                          ------------------------------
                                    Name:      Allan J. Block
                                          ------------------------------
                                    Title:     Vice President
                                          ------------------------------


                               Security Agreement
                                Signature Page 3

                              ADMINISTRATIVE AGENT:

                              BANK OF AMERICA, N.A., as Administrative
                              Agent for the Lenders


                              By:    /s/ Derrick C. Bell
                                    ------------------------------------
                              Name:      Derrick C. Bell
                                    ------------------------------------
                              Title:     Principal
                                    ------------------------------------


                               Security Agreement
                                Signature Page 4

                                  SCHEDULE 1(a)


      For purposes of this Security Agreement, a "Qualifying Control Agreement" shall mean each of the following, as applicable to the respective items or types of property in which the Grantor now has or may hereafter acquire an interest:

            (a) With respect to Investment Property credited to any securities account, an agreement executed by the applicable securities intermediary substantially in the form of Schedule 1(a)-A hereto or in such other form as may be consented to by the Administrative Agent in its discretion;

            (b) With respect to Deposit Accounts or tangible personal property Collateral in the possession, custody or control of any warehouseman or other bailee, an acknowledgment and agreement executed by the depositary institution or bailee (each, a "Custodian"), as the case may be, and (as to Deposit Accounts) the applicable Grantor, in form and substance acceptable to the Administrative Agent and in which the Custodian (i) acknowledges the Lien created hereunder (and, in the case of any Custodian of tangible personal property, that such Custodian holds such Collateral for the Administrative Agent for the benefit of the Secured Parties), (ii) agrees to discontinue accepting requests or demands from or on behalf of the applicable Grantor for access to or possession of any Collateral of which it is Custodian upon receipt of notice from the Administrative Agent that a Default or Event of Default has occurred and is continuing (a "Default Notice"), until such time as the Administrative Agent may furnish it with a subsequent notice that such Default or Event of Default has been cured or waived, (iii) agrees that it will comply with instructions from the Administrative Agent directing the disposition of the Collateral of which it is Custodian, without requiring further consent from the Grantor, following receipt of any Default Notice from the Administrative Agent,
      (iv) agrees that it will not consent to or acknowledge any Lien on Collateral of which it is Custodian in favor of any other Person and, as to Deposit Accounts only, agrees that it will not permit any withdrawals from such deposit accounts, until it receives notice from the Administrative Agent that all Liens on such Collateral in favor of the Secured Parties have been released or terminated, (v) agrees to waive or subordinate to the Lien conferred hereunder, on terms acceptable to the Administrative Agent, any lien, claim, or right of setoff or recoupment (whether statutory or consensual) in favor of the Custodian on any of the Collateral; provided, however, Deposit Account Custodians may retain a prior Lien solely for the payment of routine deposit account maintenance and activity charges, and (vi) in the case of any warehouseman or other bailee of tangible personal property collateral, agrees to deliver (and accompanies such agreement with any then existing) warehouse receipts or other Documents pertaining to such Collateral;

            (c) With respect to Letter-of-Credit Rights, an acknowledgment and agreement of the issuer or other applicable person nominated to accept drafts and or effect payment thereunder (the "Issuer") of the related letter of credit in form and substance acceptable to the Administrative Agent and in which the Issuer (i) consents to and acknowledges the Lien in favor of the Administrative Agent conferred hereunder in proceeds of drawings under the related letter of credit, (ii) agrees that it will not acknowledge any Lien in favor of any other Person on Letter-of-Credit Rights until it receives notice from the Administrative Agent that all Liens on such Collateral in favor of the Secured Parties have been released or terminated, and (iii) to the extent not inconsistent with the express terms of the related letter of credit, agrees that upon receipt of notice from the Administrative Agent that an Event of Default has occurred and is continuing, it will make all payments of drawings honored by it under the related letter of credit to the Administrative Agent, notwithstanding any contrary instruction received from the Grantor; and

            (d) With respect to any Investment Property in the form of uncertificated securities, an agreement of the issuer of such Investment Property in form and substance acceptable to the Administrative Agent sufficient to confer control (within the meaning of Section 9-106 of the UCC) over such property and containing such other terms and provisions as the Administrative Agent may reasonably request.

                                 SCHEDULE 1(a)-A


                            ACCOUNT CONTROL AGREEMENT


      Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders (the "Lenders" and, together with the Administrative Agent, the "Secured Parties") under that certain Credit Agreement dated as of May 15, 2002 (as amended, supplemented or restated from time to time, the "Credit Agreement") among the Administrative Agent, the Lenders, and Block Communications, Inc., an Ohio corporation ("Debtor"), the undersigned Broker-Dealer ("Broker"), and Debtor hereby agree as follows:


                                    PREAMBLE:

      1. Broker has established a securities account number __________ in the name of Debtor (the "Account").

      2. Debtor has granted the Administrative Agent a security interest in the Account Administrative Agent for the benefit of the Secured Parties pursuant to agreement.

      3. Administrative Agent, Debtor and Broker are entering into this Agreement to provide for the control of the Account and to perfect the security interest of Administrative Agent in the Account.

                                     TERMS:

      SECTION 1. THE ACCOUNT. Broker hereby represents and warrants to Administrative Agent and Debtor that (a) the Account has been established in the name of Debtor as recited above, (b) Exhibit A hereto is a complete and accurate statement of the Account and the financial assets carried therein and any free credit balance thereunder as of the date thereof, (c) Exhibit A does not reflect any financial assets which are registered in the name of Debtor, payable to its order, or specially endorsed to it, which have not been endorsed to Broker or in blank, (d) the security entitlements arising out of the financial assets carried in the Account and such free credit balance are valid and legally binding obligations of Broker, and (e) except for the claims and interest of Administrative Agent and Debtor in the Account (subject to any claim in favor of Broker permitted under Section 2), Broker does not know any of claim to or interest in Account. Broker will treat all property held by it in the Account as financial assets under Article 8 of the Uniform Commercial Code of the State of New York (the "State").

      SECTION 2. PRIORITY OF LIEN. Broker hereby acknowledges the security interest granted to Administrative Agent for the benefit of the Secured Parties by Debtor. Broker hereby confirms that the Account is a cash account and that it will not advance any margin or other credit to Debtor therein, either directly by executing purchase orders in excess of any credit balance or money market mutual funds held in the Account, executing sell orders on securities not held in the Account, or by allowing Debtor to trade in instruments such as options and commodities contracts that create similar obligations, nor hypothecate any securities carried in the Account. Broker hereby subordinates, to Administrative Agent's security interest in the Account and to the payment and performance of all obligations and liabilities of Debtor to any of the Secured Parties secured by the Account, all liens, encumbrances, claims and rights of setoff or recoupment it may have against the Account or any property in the Account and agrees that, except for payment of its customary fees and commissions pursuant to its agreement with Debtor pertaining to the Account (the "Customer Agreement") and for payment of the purchase price of property purchased for the Account in compliance with this Agreement, it will not assert any such lien, encumbrance, claim or right against the Account or any property in the Account. In the event that, notwithstanding the foregoing subordination, Broker shall receive any cash or other property in respect of any subordinated claim, lien, or right, Broker shall hold such cash or other property in trust for Administrative Agent and, pending delivery thereof to Administrative Agent, maintain such cash or other property in a segregated account. Broker will not agree with any third party that Broker will comply with entitlement orders concerning the Account originated by such third party without the prior written consent of Administrative Agent and Debtor.

      SECTION 3. CONTROL. Broker will comply with entitlement orders originated by Administrative Agent concerning the Account without further consent by Debtor. Except as otherwise provided in Section 2 above and 4 below, Broker may make trades of financial assets held in the Account at the direction of Debtor, or his authorized representatives, and comply with entitlement orders concerning the Account from Debtor, or its authorized representatives, until such time as Administrative Agent delivers a written notice to Broker that Administrative Agent is thereby exercising exclusive control over the Account. Such notice may be referred to herein as the "Notice of Exclusive Control".

After Broker receives the Notice of Exclusive Control, it will immediately cease complying with entitlement orders or other directions concerning the Account originated by Debtor or its representatives.

      SECTION 4. NO WITHDRAWALS. Notwithstanding the provisions of Section 3 above, Broker shall neither accept nor comply with any entitlement order from Debtor withdrawing any financial assets from the Account nor deliver any such financial assets (or dividends or income received in respect of such property) to Debtor nor pay any free credit balance or other amount owing from Broker to Debtor with respect to the Account without the specific prior written consent of Administrative Agent, except that until Broker receives a Notice of Exclusive Control, Broker may distribute to Debtor all interest and regular cash dividends received in respect of property in the Account.

      SECTION 5. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE Claims. Broker will send copies of all statements, confirmations and other correspondence concerning the Account simultaneously to each of Debtor and Administrative Agent at the address set forth on the signature pages of this Agreement. If any person asserts any lien, encumbrance or claim in or against the Account or in any financial asset carried therein adverse to Debtor or Administrative Agent, Broker will promptly notify Administrative Agent and Debtor thereof.

      SECTION 6. RESPONSIBILITY OF BROKER. Except for permitting a withdrawal or payment in violation of Section 4 above or advancing margin or other credit to Debtor in violation of Section 2 above, Broker shall have no responsibility or liability to Administrative Agent for making trades of financial assets held in the Account at the direction of Debtor, or his authorized representatives, or complying with entitlement orders concerning the Account from Debtor, or his authorized representatives, which are received by Broker before Broker receives a Notice of Exclusive Control. Broker shall have no responsibility or liability to Debtor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Account originated by Administrative Agent. Broker shall have no duty to investigate or make any determination as to whether a default exists under the Credit Agreement or any other agreement between Debtor and any Secured Party and shall comply with a Notice of Exclusive Control even if it believes that no such default exists. This Agreement does not create any obligation or duty of Broker other than those expressly set forth herein.

      SECTION 7. TAX REPORTING. All items of income, gain, expense, and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name of taxpayer identification number of Debtor.

      SECTION 8. CUSTOMER AGREEMENT. In the event of a conflict between this Agreement and any other agreement between the Broker and the Debtor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State shall be deemed to be Broker's location for the purposes of this Agreement and the perfection and priority of Administrative Agent's security interest in the Account.

      SECTION 9. TERMINATION. The rights and powers granted herein to Administrative Agent have been granted in order to perfect its security interest for the benefit of the Secured Parties in the Account, are powers coupled with an interest and will neither be affected by the death, dissolution or insolvency of Debtor nor by the lapse of time. The obligations and agreements of Broker under Section 2, 3, 4 and 5 above shall continue in effect until the security interest of Administrative Agent in the Account has been terminated and Administrative Agent has notified Broker of such termination in writing. Upon receipt of such notice the obligations of Broker under Section 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Administrative Agent shall have no further right to originate entitlement orders concerning the Account and Broker may take such steps as Debtor may request to vest full ownership and control of Account in Debtor including, but not limited to, transferring all of the financial assets and credit balances in the Account to another securities account in the name of Debtor or its designee. Broker may terminate this Agreement only upon not less than thirty (30) days' prior written notice to Administrative Agent.

      SECTION 10. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

      SECTION 11. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

      SECTION 12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

      SECTION 13. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives, and the assignees of any Secured Party.

      SECTION 14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive, but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

      SECTION 15. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth immediately following the signature of its authorized representative set forth below. Any party may change his address for notices in the manner set forth above.

      SECTION 16. FINANCIAL ASSETS. All property credited to the Account will be treated as financial assets under Article 8 of the Uniform Commercial Code of the State.

      SECTION 17. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart executed by the party against whom enforcement is sought. Any party hereto may execute this Agreement by signing and delivering one or more counterparts.

      SECTION 18. CHOICE OF LAW. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State. The validity, terms, performance and enforcement of this Agreement shall be governed by those laws of the State which are applicable to agreements which are negotiated, executed, delivered and performed solely in the State.

                              SIGNATURES:


                              BANK OF AMERICA, N.A., as Administrative
                              Agent

                              By:
                                    ------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                    ------------------------------------

                              Address for Notices:

                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------
                              Fax: (    ) ---- - --------


                              DEBTOR:


                              By:
                                    ------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                    ------------------------------------

                              Address for Notices:

                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------
                              Fax: (    ) ---- - --------


                              [BROKER NAME]


                              By:
                                    ------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                    ------------------------------------

                              Address for Notices:

                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------
                              Fax: (    ) ---- - --------

                                    EXHIBIT A

                       FORM OF SECURITY JOINDER AGREEMENT


                           SECURITY JOINDER AGREEMENT

      THIS SECURITY JOINDER AGREEMENT (the "Security Joinder Agreement"), dated as of _____________, 20__ is made by and between _______________________________, a ________________ (the "Subsidiary"), and BANK
OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the "Administrative Agent") under that certain Credit Agreement (as from time to time amended, revised, modified, supplemented, amended and restated or replaced, renewed, refunded or refinanced, the "Credit Agreement"), dated as of May 15, 2002, by and among Block Communications, Inc. (the "Borrower"), the Lenders party thereto and the Administrative Agent. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

      WHEREAS, the Joining Grantor is a Subsidiary and required by the terms of the Credit Agreement to become a "Guarantor" under the Credit Agreement and be joined as a party to that certain Security Agreement dated as of May 15, 2002 by and among the Administrative Agent, the Borrower and certain Subsidiaries of the Borrower (as from time to time amended, revised, modified, supplemented, amended and restated or replaced, renewed, refunded or refinanced, the "Security Agreement") as a Grantor (as defined in the Security Agreement); and

      WHEREAS, the Joining Grantor will materially benefit directly and indirectly from the credit facilities made available and to be made available to the Borrower by the Lenders under the Credit Agreement;

      NOW, THEREFORE, the Joining Grantor hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties (as defined in the Security Agreement):

      1. JOINDER. The Joining Grantor hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a Grantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Grantor or to which each Grantor is subject thereunder, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), all with the same force and effect as if the Joining Grantor were a signatory to the Security Agreement.

      2. AFFIRMATIONS. The Joining Grantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Grantor contained in the Security Agreement.

      3. SUPPLEMENTAL SCHEDULES. Attached to this Security Joinder Agreement are duly completed schedules (the "Supplemental Schedules") supplementing as thereon indicated the respective Schedules to the Security Agreement. The Joining Grantor represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Joining Grantor and its properties and affairs is true, complete and accurate as of the date hereof.

      4. SEVERABILITY. The provisions of this Security Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Security Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      5. COUNTERPARTS. This Security Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Security Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Grantor. Without limiting the foregoing provisions of this Section 4, the provisions of Section 10.02(b) of the Credit Agreement shall be applicable to this Security Joinder Agreement.

      6. DELIVERY. Joining Grantor hereby irrevocably waives notice of acceptance of this Security Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents made and maintained, in reliance on this Security Joinder Agreement and the Grantor's joinder as a party to the Security Agreement as herein provided.

      6. GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. The provisions of Section 28 of the Security Agreement are hereby incorporated by reference as if fully set forth herein.

      IN WITNESS WHEREOF, the Joining Grantor has duly executed and delivered this Security Joinder Agreement as of the day and year first written above.

                              JOINING GRANTOR:

                              ------------------------------------------


                              By:
                                    ------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                    ------------------------------------


                                       A-2